                                    [PHOTO]

                                                ANNUAL REPORT SEPTEMBER 30, 2001

Oppenheimer
GLOBAL GROWTH & INCOME FUND

                                                     [OPPENHEIMER LOGO]
                                                     THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

        Contents

    1   Letter to Shareholders


    3   An Interview
        with your Fund's
        Manager

    8   Fund Performance

   14   FINANCIAL
        STATEMENTS

   34   INDEPENDENT
        AUDITORS' REPORT

   35   Federal
        Income Tax
        Information

   36   Officers and Trustees


FUND OBJECTIVE

Oppenheimer Global Growth & Income Fund seeks capital appreciation consistent with preservation of principal, while providing current income.


-------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
            For the 1-Year Period
            Ended 9/30/01

            Without        With
            Sales Chg.     Sales Chg.
-------------------------------------
Class A     -38.30%        -41.84%
-------------------------------------
Class B     -38.74         -41.72
-------------------------------------
Class C     -38.75         -39.35
-------------------------------------
Class Y     -36.66         N/A
-------------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 12 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


[PHOTO]
JOHN V. MURPHY
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER
OPPENHEIMERFUNDS, INC.


DEAR SHAREHOLDER,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

        The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

        During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

        It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

        As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


                   1 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

        To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

        At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY

John V. Murphy
October 19, 2001


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


                   2 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
FRANK JENNINGS
BILL WILBY
(PORTFOLIO MANAGER)
GEORGE EVANS


HOW DID OPPENHEIMER GLOBAL GROWTH & INCOME FUND PERFORM DURING THE FISCAL YEAR THAT ENDED SEPTEMBER 30, 2001?

A. The Fund's performance did not meet our expectations over the past 12 months. Although we remained true to our core approach--that is, seeking out the best companies around the world regardless of size, industry or location--short-term economic and market pressures worked against us. Furthermore, our emphasis on technology and healthcare stocks, two areas we believe offer substantial growth prospects over time, proved especially damaging. In addition, the tragic events of the attacks on September 11, also were damaging to the Fund's overall performance. As a result, the Fund underperformed its equity benchmark, the Morgan Stanley Capital International (MSCI) World Index for its fiscal year.

        Certainly, we are disappointed by this showing, but nonetheless, we are pleased that the Fund's Class A shares earned an overall 5-star (*****) rating by Morningstar for the combined 3-, 5- and 10-year periods ended September 30, 2001, among 1,305 (3-year), 845 (5-year) and 157 (10-year) international equity funds.(1) As long-term investors, we believe this competitive performance continues to validate the soundness of our approach.


1. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day
U. S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Oppenheimer Global Growth & Income Fund was rated against the following numbers of U.S.-domiciled international equity funds over the following time periods ended 9/30/01: 1,305 (3-year), 845 (5-year) and 157 (10-year). With respect to these international equity funds, Oppenheimer Global Growth & Income Fund received a Morningstar Rating of 5 stars for the three-, five- and ten-year periods, respectively. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. Past performance does not guarantee future results.


                   3 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


--------------------------------
AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/01(2)

Class A
1-Year   5-Year  10-Year
--------------------------------
-41.84%  11.33%  10.92%

Class B          Since
1-Year   5-Year  Inception
--------------------------------
-41.72%  11.55%  12.19%

Class C          Since
1-Year   5-Year  Inception
--------------------------------
-39.35%  11.81%  10.91%

Class N          Since
1-Year   5-Year  Inception
--------------------------------
N/A      N/A     -29.49%

Class Y          Since
1-Year   5-Year  Inception
--------------------------------
N/A      N/A     -36.66%
--------------------------------


WHAT WERE SOME OF THE PRESSURES THAT AFFECTED THE FUND?

Over the course of the fiscal year, the United States experienced severe economic contraction, characterized by cutbacks in business investment, declining corporate profits and rising unemployment. However, at the beginning of 2001, many analysts believed that projected growth overseas would compensate for the slowdown. When this failed to occur, in part because of weaker foreign currencies, investment flows--particularly to the core European economies--fell dramatically. For the most part, investors continued to favor U.S. markets, which benefited from a strong dollar.

        Toward Fall 2001, however, this relationship began to change. With U.S. economic growth retreating, European currencies rallied against the dollar. Moreover, because inflationary pressures remained in check, European central banks slowly began to follow the lead of the U.S. Federal Reserve by lowering short-term interest rates. In the aftermath of the terrorist attacks, central banks in the United States, Europe and Japan responded with additional rate cuts in an attempt to stimulate economic growth and bolster global equity markets. While the closing and subsequent reopening of U.S. stock markets resulted in a torrent of pent-up selling, European markets held up better relative to the United States. Japan, already mired in economic malaise, saw its Nikkei Stock Average fall to its lowest levels in 17 years.

HOW WAS THE FUND MANAGED IN THIS UNCERTAIN ENVIRONMENT?

Our management strategy continues to be based on growth stocks, dividend-paying stocks and a small percentage of bonds. Typically, we have favored equities in recent years and to that


2. See Notes on page 12 for further details.


                   4 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

------------------------------
        ECONOMIC AND
        MARKET CONDITIONS
        ASIDE, WE BELIEVE
        THERE ARE ALWAYS
        OPPORTUNITIES TO BUY
        GOOD COMPANIES.
------------------------------


end, we focused on good companies in good businesses at good prices. Economic and market conditions aside, we believe there are always opportunities to buy strong companies--given the flexibility of our global orientation. Still, in light of diminished economic activity and ongoing profit concerns, we have become increasingly selective in our investment decisions.

        While our selection criteria have become more stringent, we continue to employ the same process we've used in the past. We emphasize companies that, in our view, stand to profit from one or more key worldwide growth trends--including mass affluence, new technologies, corporate restructuring and aging populations. While we expect these trends to propel economic growth for years to come, over the near term our significant exposure to technology and healthcare stocks has held back returns. However, we remain confident in the long-range prospects of these industry sectors, and have used market declines to add to the most promising holdings in these areas.

WHICH OF THE FUND'S HOLDINGS GENERATED THE MOST CONFIDENCE?

A number of our top holdings come to mind. For example, chipmaker National Semiconductor Corp. overcame declines in the technology sector, citing improved profitability and effective cost cutting. German personal care products company Wella AG reported sizable gains in profits and sales thanks to its multichannel distribution strategy. In contrast, XM Satellite Radio Holdings, Inc., America's first satellite radio service, fell


                   5 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


during the period, but offers in our view, a compelling ground-floor opportunity. Japanese electronics giant Toshiba Corp. also retreated on news of its planned restructuring. However, we believe its cost-cutting efforts should help to restore earnings visibility.(3)

        Although close attention must be paid to risks posed by individual companies, investing in foreign securities also entails additional risks, such as foreign currency fluctuations and higher expenses.

WHAT IS YOUR OUTLOOK FOR THE FUND GOING FORWARD?

Investors are still looking for signs that lower interest rates will eventually stimulate global economic growth, technology spending and corporate earnings. While these developments would be positive for stocks, the uncertainty surrounding the nation's response to terrorist activities will most likely lead to volatility in the near term. For that reason, we'll continue to rely on the individual and collaborative strengths of our renowned global investment team. Their search for first-rate


3. The Fund's portfolio and strategies are subject to change.


                   6 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

-------------------------------
PORTFOLIO ALLOCATION(4)

[PIECHART]

- Stocks                  93.9%
- Cash Equivalents         5.8
- Bonds                    0.3

-------------------------------


companies the world over is just one of many reasons why Oppenheimer Global Growth & Income Fund is an important part of The Right Way to Invest.


TOP GEOGRAPHICAL DIVERSIFICATIONS(4)
----------------------------------------------------------------------
United States                                                    46.6%
----------------------------------------------------------------------
Great Britain                                                    17.5
----------------------------------------------------------------------
Japan                                                            14.1
----------------------------------------------------------------------
Germany                                                           9.2
----------------------------------------------------------------------
The Netherlands                                                   5.7
----------------------------------------------------------------------
France                                                            5.3
----------------------------------------------------------------------
Canada                                                            1.1
----------------------------------------------------------------------
Lebanon                                                           0.5

TOP TEN COMMON STOCK HOLDINGS(5)
----------------------------------------------------------------------
National Semiconductor Corp.                                      8.1%
----------------------------------------------------------------------
Wella AG, Preference, Non-Vtg.                                    4.6
----------------------------------------------------------------------
Coherent, Inc.                                                    4.3
----------------------------------------------------------------------
Eurotunnel SA                                                     4.1
----------------------------------------------------------------------
Inhale Therapeutic Systems, Inc.                                  3.9
----------------------------------------------------------------------
Porsche AG, Preferred                                             3.8
----------------------------------------------------------------------
Boots Co. plc                                                     3.6
----------------------------------------------------------------------
Sybase, Inc.                                                      3.2
----------------------------------------------------------------------
Wiley (John) & Sons, Inc., Cl. A                                  2.8
----------------------------------------------------------------------
Reed International plc                                            2.8
----------------------------------------------------------------------


4. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on net assets.


                   7 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 2001, Oppenheimer Global Growth & Income Fund struggled to overcome difficult short-term economic and market conditions. Cutbacks in business investment, declining corporate profits and rising unemployment led to severe economic contraction and lower stock prices both in the United States and abroad. Despite a lower interest rate environment, global economic growth and corporate profits remained stagnant. Weakness in technology and healthcare stocks, the Fund's largest industry weightings, also proved damaging. In light of these developments, the Fund manager continued to favor equities, where valuations grew increasingly attractive. Individual companies were also judged on their earnings growth prospects and potential to benefit from key worldwide growth trends.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured from inception of the class on October 22, 1990. In the case of Class B shares, performance is measured from inception of the class on October 10, 1995. In the case of Class C shares, performance is measured from inception of the class on December 1, 1993. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included in graphic form.


                   8 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

        The Fund's performance is compared to two indices because the Fund invests its assets in both stocks and debt securities, and in the Manager's view, no one index adequately combines both types of investments globally. Performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Because the Fund also invests in income-producing securities, the Fund's performance is also compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Treasury and government agency issues, investment-grade corporate bond issues and fixed rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the overall bond market.

        Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices, and its fixed income investments are not limited to investment-grade issues.


                   9 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-    Oppenheimer Global Growth & Income Fund (Class A)
--   Morgan Stanley Capital International     *** Lehman Brothers Aggregate Bond
     (MSCI) World Index                           Index

[The following table was originally a line graph in the printed materials.]

                            Morgan Stanley
                               Capital        Lehman Brothers
                            International     Aggregate Bond
Date         Oppenheimer  (MSCI World Index)      Index
09/30/91       $ 9425        $  10000           $  10000
12/31/91         9726         10432.1            10507.1
03/31/92         9383          9593.3            10372.7
06/30/92         9521         9780.39            10791.3
09/30/92         9259         9957.24            11254.9
12/31/92         9125         9946.01            11284.8
03/31/93         9731         10813.8            11751.3
06/30/93        10228         11484.3            12062.9
09/30/93        11203         12037.4            12377.7
12/31/93        12729         12246.4              12385
03/31/94        12242         12335.8              12030
06/30/94        12126           12721              11906
09/30/94        12768         13009.2            11978.6
12/31/94        12131           12930            12023.8
03/31/95        12276         13552.1            12630.3
06/30/95        13079         14148.2            13399.8
09/30/95        13716         14956.5            13662.9
12/31/95        14238         15686.2            14245.1
03/31/96        14648         16343.4            13992.5
06/30/96        15100         16835.8              14072
09/30/96        15537         17080.2            14332.4
12/31/96        16419         17881.7            14762.2
03/31/97        17536         17952.5            14679.8
06/30/97        19037         20675.5            15218.9
09/30/97        21571         21286.9            15724.5
12/31/97        21057         20783.3            16187.5
03/31/98        23367         23781.4            16439.2
06/30/98        23852         24286.2            16823.3
09/30/98        19680         21395.8            17534.6
12/31/98        23759         25936.6            17593.7
03/31/99        24832           26885            17506.4
06/30/99        30889         28190.9            17352.6
09/30/99        33467         27795.9            17470.4
12/31/99        44326         32508.9              17449
03/31/00        51542         32865.8            17834.1
06/30/00        49654         31724.3            18144.7
09/30/00        45696         30152.7            18691.6
12/31/00        42453         28309.4            19477.6
03/31/01        36205           24693            20068.9
06/30/01        37586         25377.9            20182.1
09/30/01        28198         21748.4            21112.8

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 9/30/01(1)
1-Year -41.84%          5-Year 11.33%           10-Year 10.92%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-    Oppenheimer Global Growth & Income Fund (Class B)
--   Morgan Stanley Capital International     *** Lehman Brothers Aggregate Bond
     (MSCI) World Index                           Index

[The following table was originally a line graph in the printed materials.]

                            Morgan Stanley
                               Capital        Lehman Brothers
                            International     Aggregate Bond
Date         Oppenheimer  (MSCI World Index)      Index
10/10/95      $ 10000        $  10000           $  10000
12/31/95        10539         10487.9            10426.1
03/31/96        10825         10927.3            10241.2
06/30/96        11136         11256.5            10299.5
09/30/96        11433         11419.9              10490
12/31/96        12053         11955.8            10804.6
03/31/97        12855         12003.1            10744.3
06/30/97        13927         13823.7            11138.9
09/30/97        15742         14232.5              11509
12/31/97        15346         13895.8            11847.8
03/31/98        16994         15900.3              12032
06/30/98        17321         16237.9            12313.1
09/30/98        14258         14305.3            12833.8
12/31/98        17185         17341.3              12877
03/31/99        17924         17975.4            12813.1
06/30/99        22249         18848.6            12700.5
09/30/99        24069         18584.5            12786.8
12/31/99        31816         21735.6            12771.1
03/31/00        36929         21974.2              13053
06/30/00        35507           21211            13280.3
09/30/00        32609         20160.2            13680.5
12/31/00        30236         18927.8            14255.9
03/31/01        25742         16509.8            14688.6
06/30/01        26672         16967.8            14771.5
09/30/01        19876           14541            15452.6


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 9/30/01(1)
1-Year -41.72%          5-Year 11.55%           Since Inception 12.19%

1. See Notes on page 12 for further details.

                  10 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 -   Oppenheimer Global Growth & Income Fund (Class C)
 --  Morgan Stanley Capital International     *** Lehman Brothers Aggregate Bond
     (MSCI) World Index*                          Index

[The following table was originally a line graph in the printed materials.]

                            Morgan Stanley
                               Capital        Lehman Brothers
                            International     Aggregate Bond
Date         Oppenheimer  (MSCI World Index)      Index
12/01/93      $ 10000         $  10000           $  10000
12/31/93        10766            10491            10054.2
03/31/94        10341          10567.6            9766.05
06/30/94        10221          10897.6             9665.3
09/30/94        10741          11144.5            9724.25
12/31/94        10189          11076.6            9760.95
03/31/95        10287          11609.6            10253.3
06/30/95        10936          12120.2              10878
09/30/95        11451          12812.7            11091.6
12/31/95        11865          13437.8            11564.2
03/31/96        12189          14000.8            11359.2
06/30/96        12536          14422.6            11423.7
09/30/96        12877          14631.9            11635.1
12/31/96        13570          15318.5            11984.1
03/31/97        14480          15379.2            11917.1
06/30/97        15688          17711.9            12354.8
09/30/97        17736          18235.7            12765.2
12/31/97        17286          17804.3            13141.1
03/31/98        19140          20372.6            13345.5
06/30/98        19506          20805.1            13657.2
09/30/98        16064            18329            14234.7
12/31/98        19360          22218.9            14282.6
03/31/99        20191          23031.3            14211.8
06/30/99        25064          24150.1            14086.9
09/30/99        27113          23811.7            14182.5
12/31/99        35842          27849.2            14165.2
03/31/00        41611          28154.9            14477.8
06/30/00        39998            27177              14730
09/30/00        36736          25830.6            15173.9
12/31/00        34064          24251.6              15812
03/31/01        29004          21153.5              16292
06/30/01        30052          21740.2            16383.9
09/30/01        22501            18631            17139.4

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 9/30/01(1)
1-Year -39.35%          5-Year 11.81%           Since Inception 10.91%


The performance information for both indices in the graphs begins on 9/30/91 for Class A, 9/30/95 for Class B and 11/30/93 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

                  11 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares were first publicly offered on 10/22/90. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

CLASS B shares were first publicly offered on 10/10/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares were first publicly offered on 3/1/01. For this reason, performance information on Class N shares is not shown in graphic form, and the cumulative total return information shown on page 4 is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares were first publicly offered on 2/1/01. For this reason, performance information on Class Y shares is not shown in graphic form, and the cumulative total return shown on the inside cover and page 4 is for the period from February 1, 2001 to September 30, 2001. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                  12 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                              FINANCIALS







                  13 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

 STATEMENT OF INVESTMENTS  SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                           SHARES       SEE NOTE 1
==================================================================================
 COMMON STOCKS--95.4%
----------------------------------------------------------------------------------
 BASIC MATERIALS--1.1%
----------------------------------------------------------------------------------
 METALS--1.1%
 Cameco Corp.                                             1,000,000   $ 22,789,137
----------------------------------------------------------------------------------
 CAPITAL GOODS--17.7%
----------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--6.4%
 Halma plc(1)                                            20,000,000     40,837,379
----------------------------------------------------------------------------------
 Murata Manufacturing Co. Ltd.                              600,000     34,399,396
----------------------------------------------------------------------------------
 Toshiba Corp.                                           15,000,000     57,416,268
                                                                      ------------
                                                                       132,653,043

----------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--6.2%
 Eurotunnel SA(1,2)                                     109,000,000     84,376,355
----------------------------------------------------------------------------------
 Mitsubishi Corp.                                         6,000,000     42,911,105
                                                                      ------------
                                                                       127,287,460

----------------------------------------------------------------------------------
 MANUFACTURING--5.1%
 Coherent, Inc.(1,2)                                      3,100,000     88,040,000
----------------------------------------------------------------------------------
 Corning, Inc.                                            2,000,000     17,640,000
                                                                      ------------
                                                                       105,680,000

----------------------------------------------------------------------------------
 COMMUNICATION SERVICES--0.4%
----------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--0.4%
 Corvis Corp.(2)                                          5,000,000      7,600,000
----------------------------------------------------------------------------------
 CONSUMER CYCLICALS--28.8%
----------------------------------------------------------------------------------
 AUTOS & HOUSING--7.0%
 Bayerische Motoren Werke AG (BMW)                          800,000     20,421,537
----------------------------------------------------------------------------------
 Porsche AG, Preferred                                      300,000     77,810,208
----------------------------------------------------------------------------------
 Rodamco Europe NV                                        1,000,000     36,245,860
----------------------------------------------------------------------------------
 Solidere, GDR(2,3)                                       2,750,000      9,900,000
                                                                      ------------
                                                                       144,377,605

----------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--4.4%
 Host Marriott Corp.                                      5,000,000     35,250,000
----------------------------------------------------------------------------------
 Six Continents plc                                       6,000,000     54,672,841
                                                                      ------------
                                                                        89,922,841

----------------------------------------------------------------------------------
 MEDIA--9.1%
 Reed International plc                                   7,000,000     57,766,559
----------------------------------------------------------------------------------
 Telewest Communications plc(2)                          30,000,000     13,227,300
----------------------------------------------------------------------------------
 Wiley (John) & Sons, Inc., Cl. A(1)                      2,800,000     58,464,000
----------------------------------------------------------------------------------
 Wolters Kluwer NV                                        2,600,000     57,632,739
                                                                      ------------
                                                                       187,090,598

                  14 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                                      MARKET VALUE
                                                           SHARES       SEE NOTE 1
----------------------------------------------------------------------------------
 RETAIL: SPECIALTY--7.0%
----------------------------------------------------------------------------------
 Boots Co. plc                                            8,000,000  $  73,367,425
----------------------------------------------------------------------------------
 Borders Group, Inc.(2)                                   1,500,000     28,725,000
----------------------------------------------------------------------------------
 Circuit City Stores, Inc./Circuit City Group             3,500,000     42,000,000
                                                                      ------------
                                                                       144,092,425

----------------------------------------------------------------------------------
 TEXTILE/APPAREL & HOME FURNISHINGS--1.3%
 Hermes International SA                                    220,000     25,845,666
----------------------------------------------------------------------------------
 CONSUMER STAPLES--16.1%
----------------------------------------------------------------------------------
 BEVERAGES--2.7%
 Allied Domecq plc                                       10,000,000     55,701,631
----------------------------------------------------------------------------------
 BROADCASTING--2.5%
 Sirius Satellite Radio, Inc.(1,2)                        6,500,000     23,335,000
----------------------------------------------------------------------------------
 XM Satellite Radio Holdings, Inc.(1,2)                   5,500,000     28,820,000
                                                                      ------------
                                                                        52,155,000

----------------------------------------------------------------------------------
 FOOD--1.4%
 Hain Celestial Group, Inc.(2)                            1,200,000     22,092,000
----------------------------------------------------------------------------------
 Thorntons plc(1)                                         6,265,000      7,550,290
                                                                      ------------
                                                                        29,642,290

----------------------------------------------------------------------------------
 HOUSEHOLD GOODS--9.5%
 Reckitt Benckiser plc                                    3,999,800     57,491,790
----------------------------------------------------------------------------------
 Shiseido Co. Ltd.                                        5,000,000     43,062,201
----------------------------------------------------------------------------------
 Wella AG, Preference, Non-Vtg.                           2,000,000     94,348,520
                                                                      ------------
                                                                       194,902,511

----------------------------------------------------------------------------------
 ENERGY--0.0%
----------------------------------------------------------------------------------
 ENERGY SERVICES--0.0%
 Electrofuel, Inc.(2)                                       750,000        332,341
----------------------------------------------------------------------------------
 FINANCIAL--1.5%
----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--1.5%
 Edinburgh Fund Managers Group                              900,000      5,132,192
----------------------------------------------------------------------------------
 Van der Moolen Holding NV                                1,400,000     26,455,835
                                                                      ------------
                                                                        31,588,027

----------------------------------------------------------------------------------
 HEALTHCARE--9.8%
----------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--9.8%
 Alexion Pharmaceuticals, Inc.(1,2)                       2,000,000     34,040,000
----------------------------------------------------------------------------------
 Banyu Pharmaceutical Co.                                 2,000,000     37,270,209
----------------------------------------------------------------------------------
 Delta & Pine Land Co.                                    1,300,000     22,074,000
----------------------------------------------------------------------------------
 Inhale Therapeutic Systems, Inc.(1,2)                    6,000,000     79,800,000
----------------------------------------------------------------------------------
 Neurogen Corp.(1,2)                                      1,575,000     25,845,750
----------------------------------------------------------------------------------
 Neurogen Corp.(1,2,4)                                      200,000      3,117,900
                                                                      ------------
                                                                       202,147,859

                  15 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

 STATEMENT OF INVESTMENTS  SEPTEMBER 30, 2001  Continued
--------------------------------------------------------------------------------

                                                                            MARKET VALUE
                                                               SHARES         SEE NOTE 1
-----------------------------------------------------------------------------------------
 TECHNOLOGY--20.0%
-----------------------------------------------------------------------------------------
 COMPUTER HARDWARE--4.4%
 SanDisk Corp.(1,2)                                           4,000,000   $   39,440,000
-----------------------------------------------------------------------------------------
 Three-Five Systems, Inc.(1,2)                                3,200,000       51,008,000
                                                                          ---------------
                                                                              90,448,000

-----------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--3.2%
 Sybase, Inc.(1,2)                                            7,000,000       65,100,000
-----------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.7%
 Toyo Communication Equipment Co. Ltd.(1)                     4,000,000       15,143,121
-----------------------------------------------------------------------------------------
 ELECTRONICS--11.5%
 Cree, Inc.(2)                                                  400,000        5,912,000
-----------------------------------------------------------------------------------------
 Hamamatsu Photonics K.K.                                       800,000       18,165,030
-----------------------------------------------------------------------------------------
 Keyence Corp.                                                   50,000        6,715,353
-----------------------------------------------------------------------------------------
 Kyocera Corp.                                                  600,000       39,184,084
-----------------------------------------------------------------------------------------
 National Semiconductor Corp.(2)                              7,600,000      167,580,000
                                                                          ---------------
                                                                             237,556,467

-----------------------------------------------------------------------------------------
 PHOTOGRAPHY--0.2%
 Polaroid Corp.(1)                                            5,500,000        2,860,000
-----------------------------------------------------------------------------------------
 Total Common Stocks (Cost $2,884,322,897)                                 1,964,916,022

                                                                  UNITS
=========================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 CD Radio, Inc. Wts., Exp. 5/15/09(2,4) (Cost $880,147)          18,000          324,000

                                                              PRINCIPAL
                                                                 AMOUNT
=========================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.3%

 Sirius Satellite Radio, Inc., 14.50% Sr. Sec. Nts.,
   5/15/09(1,5) (Cost $14,704,611)                         $ 16,500,000        6,600,000
=========================================================================================
 REPURCHASE AGREEMENTS--5.8%

 Repurchase agreement with Banque Nationale De Paris,
 3.20%, dated 9/28/01, to be repurchased at
 $120,289,069 on 10/1/01, collateralized by U.S.
 Treasury Bonds, 5.375%-13.75%, 8/15/04-2/15/31,
 with a value of $71,343,709 and U.S. Treasury Nts.,
 6.25%-6.75%, 1/31/02-5/15/05, with a value of
 $51,819,847 (Cost $120,257,000)                            120,257,000      120,257,000
-----------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $3,020,164,655)                101.5%   2,092,097,022
-----------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                             (1.5)     (31,862,500)
                                                            -----------------------------
 NET ASSETS                                                       100.0%  $2,060,234,522
                                                            =============================

                  16 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2001, amounts to $654,377,795. Transactions during the period in which the issuer was an affiliate are as follows:

                                      SHARES/                                      SHARES/
                                    PRINCIPAL                                    PRINCIPAL        UNREALIZED         DIVIDEND/
                                 SEPTEMBER 30,          GROSS         GROSS   SEPTEMBER 30,     APPRECIATION         INTEREST
                                         2000       ADDITIONS    REDUCTIONS           2001    (DEPRECIATION)           INCOME
------------------------------------------------------------------------------------------------------------------------------
 STOCKS AND WARRANTS
 Alexion Pharmaceuticals, Inc.              --      2,000,000            --      2,000,000     $ (29,153,220)     $        --
 Coherent, Inc.                      2,580,100        519,900            --      3,100,000         6,521,378               --
 Eurotunnel SA                      65,000,000     44,000,000            --    109,000,000       (39,203,122)              --
 Halma plc                          20,000,000             --            --     20,000,000         4,060,325        1,338,041
 Inhale Therapeutic Systems, Inc.           --      6,000,000            --      6,000,000       (98,867,228)              --
 Neurogen Corp.                      1,475,000        100,000            --      1,575,000         2,855,351               --
 Neurogen Corp.                        200,000             --            --        200,000        (1,882,100)              --
 Polaroid Corp.                      1,800,000      3,700,000            --      5,500,000       (72,764,353)         825,000
 SanDisk Corp.                              --      4,000,000            --      4,000,000       (58,255,528)              --
 Sirius Satellite Radio, Inc.        1,000,000      5,500,000            --      6,500,000      (144,461,214)              --
 Sybase, Inc.                        7,000,000             --            --      7,000,000       (37,958,701)              --
 Thorntons plc                       6,265,000             --            --      6,265,000       (12,025,051)         605,808
 Three-Five Systems, Inc.            2,800,000        400,000            --      3,200,000      (127,351,037)              --
 Toyo Communication
 Equipment Co. Ltd.                  2,800,000      1,200,000            --      4,000,000       (44,754,177)         350,821
 Wiley (John) & Sons, Inc., Cl. A    2,800,000             --            --      2,800,000         2,510,266          462,000
 XM Satellite Radio Holdings, Inc.          --      5,500,000            --      5,500,000       (49,239,580)              --

 BONDS AND NOTES
 Sirius Satellite Radio, Inc.,
 14.50% Sr. Sec. Nts., 5/15/09     $16,500,000             --            --    $16,500,000        (8,104,611)       2,392,500
                                                                                                               ---------------
                                                                                                                   $5,974,170
                                                                                                               ===============

2. Non-income-producing security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,900,000 or 0.48% of the Fund's net assets as of September 30, 2001.
4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
5. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION                                                                     MARKET VALUE        PERCENT
--------------------------------------------------------------------------------------------------------------------------------
 United States                                                                                   $ 975,924,649            46.6%
 Great Britain                                                                                     365,747,407            17.5
 Japan                                                                                             294,266,767            14.1
 Germany                                                                                           192,580,265             9.2
 The Netherlands                                                                                   120,334,434             5.7
 France                                                                                            110,222,021             5.3
 Canada                                                                                             23,121,479             1.1
 Lebanon                                                                                             9,900,000             0.5

                                                                                              ----------------------------------
 Total                                                                                          $2,092,097,022           100.0%
                                                                                              ==================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  17 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

==============================================================================================================
ASSETS

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $1,657,714,259)                                          $   1,437,719,227
 Affiliated companies (cost $1,362,450,396)                                                  654,377,795
                                                                                       ----------------------
                                                                                           2,092,097,022
-------------------------------------------------------------------------------------------------------------
 Cash                                                                                             15,144
-------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                            8,182,890
 Interest and dividends                                                                        5,079,855
 Other                                                                                            14,510
                                                                                       ----------------------
 Total assets                                                                              2,105,389,421

==============================================================================================================
 LIABILITIES

 Unrealized depreciation on foreign currency contracts                                         3,714,351
-------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                        23,671,694
 Shares of beneficial interest redeemed                                                       14,915,328
 Distribution and service plan fees                                                            1,578,740
 Closed foreign currency contracts                                                               701,220
 Trustees' compensation                                                                          380,669
 Transfer and shareholder servicing agent fees                                                     2,037
 Other                                                                                           190,860
                                                                                       ----------------------
 Total liabilities                                                                            45,154,899

==============================================================================================================
 NET ASSETS                                                                               $2,060,234,522
                                                                                       ----------------------

==============================================================================================================
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                                         $ 3,076,614,180
-------------------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                         3,216,140
-------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
 foreign currency transactions                                                               (87,841,660)
-------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies                                (931,754,138)
                                                                                       ----------------------
 NET ASSETS                                                                               $2,060,234,522
                                                                                       ======================

                  18 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

==============================================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $1,061,527,078 and 59,112,416 shares of beneficial interest outstanding)                               $17.96
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                                        $19.06
---------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $674,706,793
 and 38,339,919 shares of beneficial interest outstanding)                                              $17.60
---------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $318,081,799
 and 18,063,038 shares of beneficial interest outstanding)                                              $17.61
---------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,704,242
 and 95,003 shares of beneficial interest outstanding)                                                  $17.94
---------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $4,214,610 and 234,333 shares of beneficial interest
 outstanding)                                                                                           $17.99






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  19 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

================================================================================================
INVESTMENT INCOME
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $2,537,612)       $    28,419,190
 Affiliated companies (net of foreign withholding taxes of $277,893)                 3,581,670
------------------------------------------------------------------------------------------------
 Interest:
 Unaffiliated companies                                                             10,570,432
 Affiliated companies                                                                2,392,500
                                                                               -----------------
 Total income                                                                       44,963,792


================================================================================================
 EXPENSES

 Management fees                                                                    20,036,232
------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                             3,599,519
 Class B                                                                             9,226,019
 Class C                                                                             4,465,624
 Class N                                                                                 1,203
------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                             2,804,623
 Class B                                                                             1,783,792
 Class C                                                                               860,371
 Class N                                                                                   721
 Class Y                                                                                 2,512
------------------------------------------------------------------------------------------------
 Shareholder reports                                                                 1,069,199
------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                           364,773
------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                 91,368
------------------------------------------------------------------------------------------------
 Other                                                                                 304,619
                                                                               -----------------
 Total expenses                                                                     44,610,575
 Less reduction to custodian expenses                                                  (33,102)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y          (182)
                                                                               -----------------
 Net expenses                                                                       44,577,291

================================================================================================
 NET INVESTMENT INCOME                                                                 386,501

================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                       (55,961,785)
 Foreign currency transactions                                                     (22,221,637)
                                                                               -----------------
 Net realized gain (loss)                                                          (78,183,422)

------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                    (1,199,264,791)
 Translation of assets and liabilities donominated in foreign currencies           (16,723,859)
                                                                               -----------------
 Net change                                                                     (1,215,988,650)
                                                                               -----------------
 Net realized and unrealized gain (loss)                                        (1,294,172,072)

================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $(1,293,785,571)
                                                                               =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  20 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                    2001                    2000
===============================================================================================================
 OPERATIONS
 Net investment income (loss)                                           $ 386,501             $  7,750,070
---------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                             (78,183,422)              94,384,350
---------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)              (1,215,988,650)             137,855,042
                                                                  ---------------------------------------------
 Net increase (decrease) in net assets resulting from operations   (1,293,785,571)             239,989,462

===============================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                               (2,889,876)              (7,835,342)
 Class B                                                                       --               (3,084,311)
 Class C                                                                       --               (1,772,302)
 Class N                                                                       --                       --
 Class Y                                                                       --                       --
---------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                              (44,129,018)             (31,271,081)
 Class B                                                              (28,912,108)             (16,981,850)
 Class C                                                              (14,056,017)             (10,491,491)
 Class N                                                                       --                       --
 Class Y                                                                       --                       --

===============================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                              201,841,746              981,112,803
 Class B                                                              117,445,042              744,119,129
 Class C                                                               42,319,649              306,336,156
 Class N                                                                2,043,613                       --
 Class Y                                                                5,360,407                       --

===============================================================================================================
 NET ASSETS

 Total increase (decrease)                                         (1,014,762,133)           2,200,121,173
---------------------------------------------------------------------------------------------------------------
 Beginning of period                                                3,074,996,655              874,875,482
                                                                  ---------------------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $3,216,140 and $2,930,760, respectively]     $2,060,234,522           $3,074,996,655
                                                                  ---------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  21 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED SEPTEMBER 30,                     2001            2000       1999         1998          1997
=========================================================================================================================
PER SHARE OPERATING DATA

 Net asset value, beginning of period                  $ 30.02         $ 23.37    $ 16.03      $ 19.36       $ 15.62
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .08(1)          .11        .41          .29           .40
 Net realized and unrealized gain (loss)                (11.28)(1)        8.19       9.64        (1.90)         5.12
                                                       ------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  (11.20)           8.30      10.05        (1.61)         5.52
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     (.05)           (.33)      (.15)        (.63)         (.40)
 Dividends in excess of net investment income               --              --         --         (.02)           --
 Distributions from net realized gain                     (.81)          (1.32)     (2.56)       (1.07)        (1.38)
                                                       ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                          (.86)          (1.65)     (2.71)       (1.72)        (1.78)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $17.96          $30.02     $23.37       $16.03        $19.36
                                                       ==================================================================

=========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                    (38.30)%         36.54%     70.06%       (8.77)%       38.83%

=========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)           $1,061,527      $1,566,609   $482,481     $212,765      $181,716
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $1,444,832      $1,159,085   $309,772     $216,009      $141,582
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                    0.38%(1)        0.72%      2.51%        1.62%         2.47%
 Expenses                                                 1.22%           1.20%      1.33%        1.36%(4)      1.43%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    53%             48%        98%         117%           91%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                    Change less than $0.005
Net realized and unrealized gain(loss)   Change less than $0.005
Net investment income ratio              Change less than 0.005%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  22 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

CLASS B    YEAR ENDED SEPTEMBER 30,                      2001              2000         1999       1998          1997
========================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                  $ 29.59          $ 23.15      $ 15.95    $ 19.27       $ 15.57
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             (.08)(1)         (.02)         .29        .23           .30
 Net realized and unrealized gain (loss)                (11.10)(1)         8.02         9.55      (1.96)         5.06
                                                      -------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  (11.18)            8.00         9.84      (1.73)         5.36
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       --             (.24)        (.08)      (.51)         (.28)
 Dividends in excess of net investment income               --               --           --       (.01)           --
 Distributions from net realized gain                     (.81)           (1.32)       (2.56)     (1.07)        (1.38)
                                                      -------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                          (.81)           (1.56)       (2.64)     (1.59)        (1.66)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $17.60           $29.59       $23.15     $15.95        $19.27
                                                      -------------------------------------------------------------------

=========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                    (38.74)%          35.48%       68.80%     (9.42)%       37.69%

=========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)             $674,707       $1,013,614     $235,032    $81,866       $37,071
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $922,355       $  711,304     $134,974    $63,012       $17,474
                                                      -------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                            (0.37)%(1)       (0.05)%       1.76%      1.42%         1.77%
 Expenses                                                 1.97%            1.97%        2.08%      2.11%(4)      2.15%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    53%              48%          98%       117%           91%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                  Change less than $0.005
Net realized and unrealized gain(loss) Change less than $0.005
Net investment income ratio            Change less than 0.005%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  23 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------

 CLASS C    YEAR ENDED SEPTEMBER 30,                          2001          2000       1999     1998       1997
====================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                       $ 29.61      $ 23.15    $ 15.95 $   19.26    $ 15.55
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                  (.09)(1)     (.07)       .29       .17        .28
 Net realized and unrealized gain (loss)                     (11.10)(1)     8.07       9.55     (1.91)      5.08
                                                      --------------------------------------------------------------
 Total income (loss) from
 investment operations                                       (11.19)        8.00       9.84     (1.74)      5.36
--------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            --         (.22)      (.08)     (.48)      (.27)
 Dividends in excess of net investment income                    --           --         --      (.02)        --
 Distributions from net realized gain                          (.81)       (1.32)     (2.56)    (1.07)     (1.38)
                                                      --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                               (.81)       (1.54)     (2.64)    (1.57)     (1.65)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $17.61       $29.61     $23.15    $15.95     $19.26
                                                      --------------------------------------------------------------

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                         (38.75)%      35.49%     68.79%    (9.43)%    37.74%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                  $318,082     $494,774   $157,362   $70,822    $56,278
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $446,283     $377,158   $104,560   $65,502    $43,338

 Ratios to average net assets:(3)
 Net investment income (loss)                                 (0.36)%(1)   (0.05)%     1.76%     0.86%      1.71%
 Expenses                                                      1.97%        1.98%      2.08%     2.12%(4)   2.18%(4)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         53%          48%        98%      117%        91%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                    Change less than $0.005
Net realized and unrealized gain(loss)   Change less than $0.005
Net investment income ratio              Change less than  0.005%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  24 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                              CLASS N                CLASS Y
                                                               PERIOD                 PERIOD
                                                                ENDED                  ENDED
                                                         SEPTEMBER 30,          SEPTEMBER 30,
                                                               2001(1)                2001(2)
===============================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                         $ 25.19                $ 28.40
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                             (.06)(3)               (.05)(3)
 Net realized and unrealized gain (loss)                        (7.19)(3)             (10.36)(3)
                                                            ---------------------------------------------------
 Total income (loss) from
 investment operations                                          (7.25)                (10.41)
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              --                     --
 Dividends in excess of net investment income                      --                     --
 Distributions from net realized gain                              --                     --
                                                            ---------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                   --                     --
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $17.94                 $17.99
                                                            ===================================================

===============================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(4)                           (28.78)%               (36.66)%

===============================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                      $1,704                 $4,215
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $ 407                 $1,240
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment loss                                            (2.44)%(3)             (1.52)%(3)
 Expenses                                                        1.58%                  1.08%
 Expenses, net of voluntary waiver of transfer agent fees        N/A                    1.06%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           53%                    53%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.

2. For the period from February 1, 2001 (inception of offering) to September 30, 2001.

3. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                    Change less than $0.005
Net realized and unrealized gain(loss)   Change less than $0.005
Net investment income ratio              Change less than 0.005%

4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.

5. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 25 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


 ==============================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. Beginning September 1, 2001, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

 ------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

 ------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



                  26 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

 ------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

 ------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

 ------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

   As of September 30, 2001, the Fund had approximately $83,080,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $4,761,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

 ------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2001, the Fund's projected benefit obligations were increased by $18,916 and payments of $4,455 were made to retired trustees, resulting in an accumulated liability of $357,135 as of September 30, 2001.

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

 ------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                  27 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
-------------------------------------------------------------------------------


 ==============================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $250,674, an increase in undistributed net investment income of $2,788,755, and an increase in accumulated net realized loss on investments of $2,538,081. Net assets of the Fund were unaffected by the reclassifications.

 ------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

 ------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

 ------------------------------------------------------------------------------
 OTHER. The Fund adopted the provisions of the AICPA Audit and Accounting
 Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $29,103 decrease to cost of securities and a corresponding $29,103 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended September 30, 2001, interest income decreased by $109, net realized loss on investments increased by $4,100, and the change in net unrealized depreciation on investments decreased by $4,209.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                  28 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED SEPTEMBER 30, 2001(1)             YEAR ENDED SEPTEMBER 30, 2000
                                      SHARES               AMOUNT               SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------------
CLASS A
Sold                              30,120,207      $   758,088,010           48,249,256      $ 1,508,567,020
Dividends and/or
distributions reinvested           1,568,822           43,032,825            1,338,610           35,178,235
Redeemed                         (24,765,391)        (599,279,089)         (18,041,825)        (562,632,452)
                                 -----------------------------------------------------------------------------
Net increase (decrease)            6,923,638      $   201,841,746           31,546,041      $   981,112,803
                                 =============================================================================

--------------------------------------------------------------------------------------------------------------
CLASS B
Sold                              11,685,759      $   293,240,151           27,033,503      $   838,239,307
Dividends and/or
distributions reinvested             943,043           25,499,887              726,294           18,934,489
Redeemed                          (8,538,576)        (201,294,996)          (3,662,042)        (113,054,667)
                                 -----------------------------------------------------------------------------
Net increase (decrease)            4,090,226      $   117,445,042           24,097,755      $   744,119,129
                                 =============================================================================

--------------------------------------------------------------------------------------------------------------
CLASS C
Sold                               7,421,397      $   184,428,840           11,521,419      $   358,605,578
Dividends and/or
distributions reinvested             433,208           11,722,630              441,189           11,506,213
Redeemed                          (6,499,830)        (153,831,821)          (2,051,674)         (63,775,635)
                                 -----------------------------------------------------------------------------
Net increase (decrease)            1,354,775      $    42,319,649            9,910,934      $   306,336,156
                                 =============================================================================

--------------------------------------------------------------------------------------------------------------
CLASS N
Sold                                  96,048      $     2,061,847                   --      $            --
Dividends and/or
distributions reinvested                  --                   --                   --                   --
Redeemed                              (1,045)             (18,234)                  --                   --
                                 -----------------------------------------------------------------------------
Net increase (decrease)               95,003      $     2,043,613                   --      $            --
                                 =============================================================================

--------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                 245,608      $     5,601,130                   --      $            --
Dividends and/or
distributions reinvested                  --                   --                   --                   --
Redeemed                             (11,275)            (240,723)                  --                   --
                                 -----------------------------------------------------------------------------
Net increase (decrease)              234,333      $     5,360,407                   --      $            --
                                 =============================================================================


1. For the year ended September 30, 2001, for Class A, B and C shares, for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares and for the period from February 1, 2001 (inception of offering) to September 30, 2001, for Class Y shares.


                   29 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------


================================================================================
3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $1,707,147,699 and $1,396,560,053, respectively.

   As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $3,020,305,728 was:

               Gross unrealized appreciation                  $   114,173,660
               Gross unrealized depreciation                   (1,042,382,366)
                                                              ---------------
               Net unrealized appreciation (depreciation)     $  (928,208,706)
                                                              ===============
================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $1.5 billion, and 0.65% of average annual net assets in excess of $3.5 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.71%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. Effective January 1, 2001, OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class Y shares, whereby the class pays a fee not to exceed 0.25% of average net assets.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                             AGGREGATE           CLASS A       COMMISSIONS         COMMISSIONS        COMMISSIONS       COMMISSIONS
                             FRONT-END         FRONT-END        ON CLASS A          ON CLASS B         ON CLASS C        ON CLASS N
                         SALES CHARGES     SALES CHARGES            SHARES              SHARES             SHARES            SHARES
                            ON CLASS A       RETAINED BY       ADVANCED BY         ADVANCED BY        ADVANCED BY       ADVANCED BY
YEAR ENDED                      SHARES       DISTRIBUTOR    DISTRIBUTOR(1)      DISTRIBUTOR(1)     DISTRIBUTOR(1)    DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2001          $5,150,951        $1,273,791          $639,327          $9,723,064         $1,208,795           $16,174

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           CLASS A CONTINGENT           CLASS B CONTINGENT          CLASS C CONTINGENT           CLASS N CONTINGENT
                               DEFERRED SALES               DEFERRED SALES              DEFERRED SALES               DEFERRED SALES
                             CHARGES RETAINED             CHARGES RETAINED            CHARGES RETAINED             CHARGES RETAINED
YEAR ENDED                     BY DISTRIBUTOR               BY DISTRIBUTOR              BY DISTRIBUTOR               BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2001                    $35,970                   $1,910,682                    $160,509                          $--



                   30 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $3,599,519, all of which were paid by the Distributor to recipients, and included $172,233 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.



                   31 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES CONTINUED Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                                                                      DISTRIBUTOR'S
                                                                                         DISTRIBUTOR'S                    AGGREGATE
                                                                                             AGGREGATE                 UNREIMBURSED
                                                                                          UNREIMBURSED                EXPENSES AS %
                               TOTAL PAYMENTS              AMOUNT RETAINED                    EXPENSES                OF NET ASSETS
                                   UNDER PLAN               BY DISTRIBUTOR                  UNDER PLAN                     OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
 Class B Plan                      $9,226,019                   $7,808,869                 $26,752,135                        3.97%
 Class C Plan                       4,465,624                    1,700,805                   3,832,652                        1.20
 Class N Plan                           1,203                        1,203                      33,779                        1.98

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2001, the Fund had outstanding foreign currency contracts as follows:

                                                                  CONTRACT             VALUATION AS OF                   UNREALIZED
CONTRACT DESCRIPTION          EXPIRATION DATE                AMOUNT (000S)          SEPTEMBER 30, 2001                 DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Japanese Yen (JPY)                    5/15/02                JPY33,000,000                $281,439,543                   $3,714,351

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no



                   32 OPPENHEIMER GLOBAL GROWTH & INCOME FUND more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2001, was $3,441,900, which represents 0.17% of the Fund's net assets, of which $3,117,900 is considered restricted. Information concerning restricted securities is as follows:

                                                                                       VALUATION AS OF                   UNREALIZED
SECURITY                     ACQUISITION DATE                         COST          SEPTEMBER 30, 2001                 DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
Neurogen Corp.                        6/26/00                   $5,000,000                  $3,117,900                   $1,882,100


================================================================================
7. BANK BORROWINGS


The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended or at September 30, 2001.



                   33 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER GLOBAL GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Growth & Income Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.






 KPMG LLP

 Denver, Colorado
 October 19, 2001


                   34 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED
--------------------------------------------------------------------------------


================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends and distributions of $0.8617, $0.8088 and $0.8088 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 6, 2000, of which $0.4800 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended September 30, 2001 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                   35 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

OPPENHEIMER GLOBAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------


===========================================================================================================
OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                John V. Murphy, Trustee and President
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K. Yeutter, Trustee
                                Frank Jennings, Vice President
                                Robert G. Zack, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
===========================================================================================================
INVESTMENT ADVISOR              OppenheimerFunds, Inc.

===========================================================================================================
DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.

===========================================================================================================
TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
SERVICING AGENT

===========================================================================================================
CUSTODIAN OF                    The Bank of New York
PORTFOLIO SECURITIES

===========================================================================================================
INDEPENDENT AUDITORS            KPMG LLP

===========================================================================================================
LEGAL COUNSEL                   Mayer, Brown & Platt

                                OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC.,
                                498 SEVENTH AVENUE, NEW YORK, NY 10018.






                                (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                   36 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------


                        As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

-------------------------------------------------------------------------------------------------------

                        INTERNET
                        24-hr access to account information and transactions(2)
                        WWW.OPPENHEIMERFUNDS.COM
                        -------------------------------------------------------------------------------
                        GENERAL INFORMATION
                        Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                        1.800.525.7048
                        -------------------------------------------------------------------------------
                        TELEPHONE TRANSACTIONS
                        Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                        1.800.852.8457
                        -------------------------------------------------------------------------------
                        PHONELINK(2)
                        24-hr automated information and automated transactions
                        1.800.CALL OPP  (1.800.225.5677)
                        -------------------------------------------------------------------------------
                        TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
                        Mon-Fri 9am-6:30pm ET   1.800.843.4461
                        -------------------------------------------------------------------------------
                        TRANSFER AND SHAREHOLDER SERVICING AGENT
                        OppenheimerFunds Services
                        P.O. Box 5270, Denver, CO 80217-5270
                        -------------------------------------------------------------------------------
                        eDOCS DIRECT
                        Receive shareholder report and prospectus notifications for your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM.
                        -------------------------------------------------------------------------------
                        TICKER SYMBOLS
                        Class A: OPGIX  Class B: OGGIX  Class C: OGICX  Class N: OGINX  Class Y: OGIYX
-------------------------------------------------------------------------------------------------------
                        1. Automatic investment plans do not assure profit or
                        protect against losses in declining markets.
                        2. At times the website or PhoneLink may be inaccessible
                        or their transaction features may be unavailable.


                                                                            [OPPENHEIMERFUNDS(R) LOGO]

RA0215.001.0901  November 29, 2001